UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 25, 2013, Assurant, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several Underwriters, relating to the offering and sale by the Company of $350,000,000 in aggregate principal amount of its 2.50% Senior Notes due 2018 (the “2018 Notes”) and $350,000,000 in aggregate principal amount of its 4.00% Senior Notes due 2023 (the “2023 Notes” and, together with the 2018 Notes, the “Notes”). The offering of the Notes closed on March 28, 2013. The Notes were issued pursuant to an Indenture between the Company and U.S. Bank National Association, as trustee, dated as of March 28, 2013 (the “Indenture”). The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, including to repay its $500,000,000 of senior notes due in 2014.

The Company will pay interest on the Notes semi-annually on March 15 and September 15, beginning September 15, 2013. The 2018 Notes will mature on March 15, 2018. The 2023 Notes will mature on March 15, 2023. The Notes are senior unsecured debt obligations of the Company and will rank equally with all of the Company’s other present and future senior unsecured indebtedness.

The Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (No. 333-177777) previously filed with the U.S. Securities and Exchange Commission by the Company under the Act. Copies of the Underwriting Agreement, the Indenture, the officers’ certificate establishing certain terms of the Notes and the forms of the Notes are filed as exhibits hereto and incorporated herein by reference.

Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated March 25, 2013.

4.1	Indenture, dated as of March 28, 2013.

4.2	Form of 2.50% Senior Notes due 2018.

4.3	Form of 4.00% Senior Notes due 2023.

5.1	Opinion of Stephen W. Gauster, Senior Vice President, Chief Corporate Counsel and Assistant Secretary of the Company.

23.1	Consent of Stephen W. Gauster, Senior Vice President, Chief Corporate Counsel and Assistant Secretary of the Company (included in Exhibit 5.1).

99.1	News Release, dated March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: March 28, 2013	By:	/s/ Stephen W. Gauster
Stephen W. Gauster
Senior Vice President, Chief Corporate
Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 25, 2013.

4.1	Indenture, dated as of March 28, 2013.

4.2	Form of 2.50% Senior Notes due 2018.

4.3	Form of 4.00% Senior Notes due 2023.

5.1	Opinion of Stephen W. Gauster, Senior Vice President, Chief Corporate Counsel and Assistant Secretary of the Company.

23.1	Consent of Stephen W. Gauster, Senior Vice President, Chief Corporate Counsel and Assistant Secretary of the Company (included in Exhibit 5.1).

99.1	News Release, dated March 28, 2013.